UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.            )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Seagate Technology public limited company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your *Right* to Vote ***

Notice of Annual General Meeting of Shareholders and Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 29, 2019.

SEAGATE TECHNOLOGY PLC

SEAGATE

SEAGATE TECHNOLOGY PLC
38/39 FITZWILLIAM SQUARE
DUBLIN 2, D02 NX53, IRELAND

E84023-P28197

Meeting Information

Meeting Type: Annual General Meeting
For holders as of: September 3, 2019
Date: October 29, 2019 **Time:** 9:30 a.m., Local Time
Location: InterContinental Hotel
Simmonscourt Road
Dublin 4, D04 A9K8
Ireland

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-16393) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 15, 2019 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you wish to attend the meeting in person, you will need to bring your proof of identification along with either your Notice of Internet Availability of Proxy Materials or proof of stock ownership. At the meeting, you will need to request a ballot to vote these shares. If you are a shareholder who is entitled to attend the meeting and vote, but do not wish to attend the meeting in person, you are entitled to appoint a proxy or proxies to attend, speak and vote on your behalf. Such proxy is not required to be a shareholder of the Company. If you wish to appoint as proxy any person other than those specified on the Proxy Card, please contact Investor Relations at +1(408) 658-1222 or e-mail stx@seagate.com. For directions to the meeting, P28197—please contact Investor Relations at +1(408) 658-1222 or e-mail stx@seagate.com.Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box E84024 marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a Proxy Card.

Voting Items The Board of Directors (the “Board”) recommends you vote FOR each of the nominees listed in Proposal 1 and FOR Proposals 2, 3, 4, 5, 6 and 7. 1. Election of Directors 2. Approve, in an advisory, non-binding vote, the compensation of the Company’s named executive Nominees: officers (“Say-on-Pay”). 1a. William D. Mosley 3. Ratify, in a non-binding vote, the appointment of Ernst & Young LLP as the independent auditors of the Company, and authorize, in a binding vote, the Audit Committee of the Company’s Board of Directors to set the 1b. Stephen J. Luczo auditors’ remuneration.4. Approve our Amended and Restated 2012 Equity 1c. Mark W. Adams Incentive Plan.5. Grant the Board the authority to allot and issue shares. 1d. Judy Bruner 6. Grant the Board the authority to opt-out of statutory pre-emption rights. 1e. Michael R. Cannon 7. Determine the price range at which the Company can 1f. William T. Coleman re-allot shares that it acquires as treasury shares. 1g. Jay L. Geldmacher In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting and any adjournment or postponement of the meeting. 1h. Dylan Haggart 1i. Stephanie Tilenius 1j. Edward J. Zander—P28197 E84025

E84026-P28197